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                                                                    EXHIBIT 10.2



                              CALICO COMMERCE, INC.
                         AMENDED 1997 STOCK OPTION PLAN

        1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

               1.1 ESTABLISHMENT. The Company's 1997 Stock Option Plan (the "PLAN") was established effective as of June 25, 1997. On March __, 1999, the Plan was amended and retitled the "Amended 1997 Stock Option Plan," effective as of the date the Company first registers its Stock under Section 12 of the Exchange Act.

               1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

               1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from June 25, 1997.

        2.     DEFINITIONS AND CONSTRUCTION.

               2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                      (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                      (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                      (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                      (d) "COMPANY" means Calico Commerce, Inc., a California corporation, or any successor corporation thereto.

                      (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                      (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.



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                      (g) "DISABILITY" means the inability of the Optionee, in
the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company group because of the sickness or injury of the Optionee.

                      (h) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                      (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                      (j) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                             (i) If, on such date, there is a public market for
the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                             (ii) If, on such date, there is no public market
for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                      (k) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                      (l) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                      (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                      (n) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.



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                      (o) "OPTION AGREEMENT" means a written agreement between
the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                      (p) "OPTIONEE" means a person who has been granted one or more Options.

                      (q) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                      (r) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                      (s) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                      (t) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                      (u) "SECTION 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

                      (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                      (w) "SERVICE" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                      (x) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                      (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.



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                      (z) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

               2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        3.     ADMINISTRATION.

               3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

               3.2 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

               3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                      (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                      (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                      (c) to determine the Fair Market Value of shares of Stock or other property;

                      (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms,



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conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                      (e) to approve one or more forms of Option Agreement;

                      (f) to amend, modify, extend, cancel, renew, reprice or otherwise adjust the exercise price of, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                      (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                      (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                      (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

               3.4 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        4.     SHARES SUBJECT TO PLAN.

               4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Nine Million Eight Hundred Ten Thousand (9,810,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof (the "SHARE RESERVE"); provided, however, that the maximum portion of the Share Reserve issuable under the Plan determined at any time shall be the Share Reserve reduced by the sum of (a) the number of outstanding shares of Stock issued pursuant to the exercise of options granted under the Calico Technology, Inc. 1995 Stock Option Plan (the "1995 PLAN"), and
(b) the number of shares of Stock then subject to outstanding options granted under the 1995 Plan. The Share Reserve will automatically be increased on the first day of each fiscal year of the Company beginning on or after April 1, 2001 by a number of shares equal to five percent (5%) of the number of shares of Stock issued and outstanding on the last day of the preceding fiscal year. In addition, except as adjusted pursuant to Section 4.2, in no event shall more than Nine Million Eight Hundred Ten



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Thousand (9,810,000) shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

               4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Issuance Limit and to any outstanding Options and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

        5.     ELIGIBILITY AND OPTION LIMITATIONS.

               5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "EMPLOYEES," "CONSULTANTS" and "DIRECTORS" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

               5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

               5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair



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Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

        6.     TERMS AND CONDITIONS OF OPTIONS.

               Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

               6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

               6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option.



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               6.3    PAYMENT OF EXERCISE PRICE.

                      (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in
Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                      (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                      (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                      (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

               6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to



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accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

               6.5    EFFECT OF TERMINATION OF SERVICE.

                      (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service as follows:

                             (i) DISABILITY. If the Optionee's Service with the
Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such other period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                             (ii) DEATH. If the Optionee's Service with the
Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve
(12) months (or such other period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                             (iii) OTHER TERMINATION OF SERVICE. If the
Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                      (b) EXTENSION IF EXERCISE PREVENTED BY LAW.
Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in



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Section 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                      (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

        7.     STANDARD FORMS OF OPTION AGREEMENT.

               7.1 GENERAL. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the standard form of Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

               7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan.

        8.     CHANGE IN CONTROL.

               8.1    DEFINITIONS.

                      (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                             (i) the direct or indirect sale or exchange in a
single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                             (ii) a merger or consolidation in which the Company
is a party;

                             (iii) the sale, exchange, or transfer of all or
substantially all of the assets of the Company; or

                             (iv) a liquidation or dissolution of the Company.

                      (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial



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ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee
Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               8.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this
Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

        9.     NONTRANSFERABILITY OF OPTIONS.

               During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        10.    COMPLIANCE WITH SECURITIES LAW.

               The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        11.    INDEMNIFICATION.

               In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        12. TERMINATION OR AMENDMENT OF PLAN.

               The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be
(a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

        13.    SHAREHOLDER APPROVAL.

               The Plan or any increase in the maximum number of shares of Stock issuable thereunder as provided in Section 4.1 (the "MAXIMUM SHARES") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Maximum Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

                                  PLAN HISTORY


June 25, 1997                Board adopts Plan, with an initial reserve
                             of 1,050,000 shares.

July 7, 1997                 Shareholders approve Plan, with an initial reserve
                             of 1,050,000 shares.

November 18, 1997            Board amends Plan to increase the share reserve to
                             5,500,000 shares, reduced at any time by (a) the number of outstanding shares issued under the 1995
                             Plan, and (b) the number of shares subject to options outstanding under the 1995 Plan.

November 18, 1997            Shareholders approve Plan with a share reserve of
                             5,500,000 shares, reduced at any time by (a) the number of outstanding shares issued under the 1995
                             Plan, and (b) the number of shares subject to options outstanding under the 1995 Plan.

                              CALICO COMMERCE, INC.
                             STOCK OPTION AGREEMENT

        The Company has granted to the Optionee pursuant to the Calico Commerce, Inc. Amended 1997 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in the Notice of Stock Option Grant (the "GRANT NOTICE") and this Agreement (the "OPTION"). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

        1.     DEFINITIONS AND CONSTRUCTION.

               1.1 DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice and the Plan.

               1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

        2.     TAX STATUS OF OPTION.

        As indicated in the Grant Notice, this Option is intended to be an either an Incentive Stock Option within the meaning of Section 422(b) of the Code or a Nonstatutory Stock Option. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

        3.     ADMINISTRATION.

        All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

        4.     EXERCISE OF THE OPTION.

               4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the date indicated in the Grant Notice and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option.

               4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and
(ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.

               4.3    PAYMENT OF EXERCISE PRICE.

                      (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), (iv) in the Company's sole discretion at the time the Option is exercised, by the Optionee's promissory note in a form approved by the Company, or (v) by any combination of the foregoing.

                      (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                      (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                      (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law.

Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iv) of Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable no more than four (4) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the then current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other government entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

               4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

               4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

               4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

               4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

        5.     NONTRANSFERABILITY OF THE OPTION.

        The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

        6.     TERMINATION OF THE OPTION.

        The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

        7.     EFFECT OF TERMINATION OF SERVICE.

               7.1 OPTION EXERCISABILITY.

                      (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee's Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in
Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

                      (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve
(12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                      (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

               7.2 ADDITIONAL LIMITATION ON OPTION EXERCISE. Except as the Company and the Optionee otherwise agree, the exercise of the Option pursuant to
Section 7.1 following termination of the Optionee's Service may not be made by delivery of a promissory note as provided in Section 4.3(a).

               7.3 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences of any such delayed exercise.

               7.4 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences of any such delayed exercise.

        8.     CHANGE IN CONTROL.

               8.1 DEFINITIONS.

                      (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                      (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                      (ii) a merger or consolidation in which the Company is a party;

                      (ii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                      (iv) a liquidation or dissolution of the Company.

                      (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

        9.     ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

        In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

        10.    RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

        The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

        11.    ESCROW.

               11.1 ESTABLISHMENT OF ESCROW. To ensure that shares securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in
Section 9, subject to any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

               11.2 DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the full repayment of any promissory note secured by the shares or other property in escrow, the escrow agent shall deliver to the Optionee the shares and any other property no longer securing any promissory note.

        12.    STOCK DISTRIBUTIONS SUBJECT TO THIS AGREEMENT.

        If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to any security interest held by the Company with the same force and effect as the shares subject to such security interest immediately before such event.

        13.    NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

        The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date of the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

        14.    LEGENDS.

        The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions, and if applicable, that the Option is an Incentive Stock Option, on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

        15. RESTRICTIONS ON TRANSFER OF SHARES.

        No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

        16.    BINDING EFFECT.

        Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

        17.    TERMINATION OR AMENDMENT.

        The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation or is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option. No amendment or addition to this Agreement shall be effective unless in writing.

        18.    NOTICES.

        Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature on the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

        19.    INTEGRATED AGREEMENT.

        The Grant Notice, this Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.

        20.    APPLICABLE LAW.

        This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                                  Optionee:

                                 EXERCISE NOTICE
                       [Public Company/Registered Shares]


Calico Commerce, Inc.
4 North Second Street, Suite 1350
San Jose, CA  95113
Attention:  Chief Financial Officer

Ladies and Gentlemen:

        1. OPTION. I was granted an option ("OPTION") to purchase shares of the common stock of Calico Commerce, Inc. ("COMPANY") pursuant to the Company's Amended 1997 Stock Option Plan (the "PLAN"), and a Stock Option Grant Agreement and related Stock Option Agreement (collectively, the "OPTION AGREEMENT") as follows:

               Grant Number:                   ________________________

               Date of Option Grant:           ________________________

               Number of Option Shares:        ________________________

               Exercise Price per Share:       $ ______________________

        2. EXERCISE OF OPTION. I hereby elect to exercise the Option to purchase ____________ shares of the Company's Common Stock (the "SHARES"), all of which have vested in accordance with the Option Agreement.

        3. PAYMENT. I enclose payment in full or have made arrangements for payment from the sales proceeds of the Shares of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

                  [ ] Cash:                                $ ______________________

                  [ ] Check:                               $ ______________________

                  [ ] Tender of Company shares:            $ ______________________

                  [ ] Cashless exercise (same-day-sale):   $ ______________________

                  [ ] Promissory note (if permitted)       $_______________________


        4. TAX WITHHOLDING. I authorize payroll withholding and otherwise will make adequate provision for federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with my exercise of the Option and my subsequent disposition of the Shares.

        5. NOTICE OF DISQUALIFYING DISPOSITION. I agree that, if the Option is designated an

Incentive Stock Option, I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Option Grant.

        6.     OPTIONEE INFORMATION.

               My address is:

               _________________________________________________________________

               _________________________________________________________________

               My Social Security Number is: ___________________________________

        I understand that I am purchasing the Shares pursuant to the terms of the Plan and my Option Agreement, copies of which I have received and carefully read and understand.

                                       Very truly yours,


                                       ________________________________________



Receipt of the above is hereby acknowledged.

CALICO COMMERCE, INC.

By:

Title:

Dated:

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                             CALICO TECHNOLOGY, INC.
                             IMMEDIATELY EXERCISABLE
                       NONSTATUTORY STOCK OPTION AGREEMENT

     THIS IMMEDIATELY EXERCISABLE NONSTATUTORY STOCK OPTION AGREEMENT (the "OPTION AGREEMENT") is made and entered into as of January 21, 1998, by and between Calico Technology, Inc. and Dena Evans (the "OPTIONEE").

      The Company has granted to the Optionee pursuant to the Calico Technology, Inc. 1997 Stock Option Plan (the "PLAN") an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION"). The Option shall in all respects be subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference.

      1.  DEFINITIONS AND CONSTRUCTION.

            1.1. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a)   "DATE OF OPTION GRANT" means January 21, 1998.

                  (b) "NUMBER OF OPTION SHARES" means 2,000 shares of Stock, as adjusted from time to time pursuant to Section 9.

                  (c) "EXERCISE PRICE" means $1.05 per share of Stock, as adjusted from time to time pursuant to Section 9.

                  (d)   "INITIAL EXERCISE DATE" means the Date of Option.

                  (e) "VESTED SHARES" means, on any relevant date, a number of shares of Stock, as adjusted from time to time pursuant to Section 9, determined as follows:

                        (i) For each hour of the Optionee's Service after January 1, 1998, the date the Optionee's Service commenced, the number of Vested Shares shall be increased by six (6) shares of Stock.

                        (ii) In no event shall the number of Vested Shares exceed the Number of Option Shares.

                  (f) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                  (g) "SERVICE" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, the Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its sole discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

            1.2. CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      2.    TAX CONSEQUENCES.

            2.1. TAX STATUS OF OPTION. This Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of

Section 422(b) of the Code.

            2.2. ELECTION UNDER SECTION 83(b) OF THE CODE. If the Optionee exercises this Option to purchase shares of Stock that are both nontransferable and subject to a substantial risk of forfeiture, the Optionee understands that the Optionee should consult with the Optionee's tax advisor regarding the advisability of filing with the Internal Revenue Service an election under
Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which the Optionee exercises the Option. Shares acquired upon exercise of the Option are nontransferable and subject to a substantial risk of forfeiture if, for example, (a) they are unvested and are subject to a right of the Company to repurchase such shares at the Optionee's original purchase price if the Optionee's Service terminates, (b) the Optionee is an Insider and, under certain circumstances, exercises the Option within six (6) months of the Date of Option Grant (if a class of equity security of the Company is registered under Section 12 of the Exchange Act), or (c) the Optionee is subject to a restriction on transfer to comply with "Pooling-of-Interests Accounting" rules. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Optionee. The Optionee acknowledges that the Optionee has been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to the Optionee of the exercise of the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE OPTIONEE PURCHASES SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE OPTIONEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE OPTIONEE'S SOLE RESPONSIBILITY, EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

      3.    ADMINISTRATION.

All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

      4.    EXERCISE OF THE OPTION.

            4.1. RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in Section 11, Section 12 and Section 14.

            4.2. METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.

            4.3.  PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(c), (iv) on the Company's sole discretion at the time the Option is exercised, by the Optionee's promissory note in a form approved by the Company, or (v) by any combination of the foregoing.

                  (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

                  (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law. Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iv) of Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable no more than four (4) years after the Date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other government entity affecting the extension of credit in connection with the Company's securities, an promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

            4.4. TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

            4.5. CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

            4.6. RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            4.7. FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

      5.    NONTRANSFERABILITY OF THE OPTION.

      The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      6.    TERMINATION OF THE OPTION.

      The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

      7.    EFFECT OF TERMINATION OF SERVICE.

      7.1.  OPTION EXERCISABILITY.

                  (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the

Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                  (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months (or such other longer period of time as determined by the Board, in its sole discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

            7.2. ADDITIONAL LIMITATIONS ON OPTION EXERCISE. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee's termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to Section 7.1 following termination of the Optionee's Service may not be made by delivery of a promissory note as provided in Section 4.3(a).

            7.3. EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

            7.4. EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

      8.    CHANGE IN CONTROL.

            8.1.  DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv)  a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2. EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. For purposes of this Section 8.2, the Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate unless the Board otherwise provides in its sole discretion.

      9.    ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

      In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

      10.   RIGHTS AS A SHAREHOLDER, EMPLOYEE OR CONSULTANT.

      The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Optionee is an Employee, the Optionee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Optionee, the Optionee's employment is "at will" and is for no specified term. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee or Consultant, as the case may be, at any time.

      11.   UNVESTED SHARE REPURCHASE OPTION.

            11.1. GRANT OF UNVESTED SHARE REPURCHASE OPTION. In the event the Optionee's Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, or, if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the "UNVESTED SHARES"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the "UNVESTED SHARE REPURCHASE OPTION").

            11.2. UNVESTED SHARES DEFINED. On such given date, the "Unvested Shares" shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

            11.3. EXERCISE OF UNVESTED SHARE REPURCHASE OPTION. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (a) termination of the Optionee's Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

            11.4. PAYMENT FOR SHARES AND RETURN OF SHARES TO COMPANY. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 9 (the "REPURCHASE PRICE"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of the written notice to the Optionee of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

            11.5. ASSIGNMENT OF UNVESTED SHARE REPURCHASE OPTION. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

            11.6. OWNERSHIP CHANGE EVENT. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event. While the aggregate Repurchase Price shall remain the same after such Ownership Change Event, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change Event shall be adjusted as appropriate. For purposes of determining the Vested Shares following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.

      12.   RIGHT OF FIRST REFUSAL.

            12.1. GRANT OF RIGHT OF FIRST REFUSAL. Except as provided in Section
12.7 below, in
the event the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "TRANSFER SHARES") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 12 (the "RIGHT OF FIRST REFUSAL").For purposes of this
Section 12.1, a change in record ownership of any shares acquired upon the exercise of the Option, including, without limitation, any such change pursuant to a decree of divorce or marital separation, shall be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such shares.

            12.2. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of the Transfer Shares, the Optionee shall deliver written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "PROPOSED TRANSFEREE") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith, subject to Section 16 below. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

            12.3. BONA FIDE TRANSFER. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this Section 12, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

            12.4. EXERCISE OF RIGHT OF FIRST REFUSAL. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within twenty-five (25) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within five (5) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

            12.5. FAILURE TO EXERCISE RIGHT OF FIRST REFUSAL. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in
Section 12.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than thirty (30) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 12.

            12.6. TRANSFEREES OF TRANSFER SHARES. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 12 are met.

            12.7. TRANSFERS NOT SUBJECT TO RIGHT OF FIRST REFUSAL. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 12.9 below result in a termination of the Right of First Refusal.

            12.8. ASSIGNMENT OF RIGHT OF FIRST REFUSAL. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

            12.9. EARLY TERMINATION OF RIGHT OF FIRST REFUSAL. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A "PUBLIC MARKET" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

      13.   ESCROW.

            13.1. ESTABLISHMENT OF ESCROW. To ensure that shares subject to the Unvested Share Repurchase Option or securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. Upon the occurrence of an Ownership Change Event or a change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change Event or change described in
Section 9, subject to the Unvested Share Repurchase Option or any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

            13.2. DELIVERY OF SHARES TO OPTIONEE. As soon as practicable after the expiration of the Unvested Share Repurchase Option and after full repayment of any promissory note secured by the shares or other property in escrow, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares and any other property no longer subject to such restriction and no longer securing any promissory note.

            13.3. NOTICES AND PAYMENTS. In the event the shares and any other property held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares and any other property which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee

      14.   REPURCHASE RIGHTS UPON MARITAL DISSOLUTION.

            14.1. REPURCHASE FROM SPOUSE.

                  (a) In the event of the dissolution of the Optionee's marriage or the Optionee's legal separation from his or her spouse, the Optionee shall have the right and the option to purchase from his or her spouse all or any portion of the shares acquired upon an exercise of the Option (i) awarded to the spouse pursuant to a decree of dissolution of marriage or separation or any order by any court of competent jurisdiction or by an property settlement agreement (whether or not incorporated by reference in any such decree) or (ii) transferred by the Optionee to the spouse by gift prior to the dissolution or separation. The Optionee shall purchase such shares for a price equal to the Fair Market Value of such shares as determined by the Board in good faith, subject to Section 16 below, and upon the terms set forth below. The Optionee shall exercise his or her right, if at all, within the thirty (30) days of entry of any such decree or property settlement agreement by delivery to the Optionee's spouse of written notice of exercise, specifying the number of shares that the Optionee elects to purchase. The purchase price for the shares shall be paid by delivery of a check for the purchase price.

                  (b) In the event the Optionee does not exercise his or her right to purchase all of the shares acquired upon the exercise of the Option which are awarded to the Optionee's spouse, the Optionee shall provide written notice to the Company of the number of such shares available for purchase within thirty (30) days of the entry of the decree or property settlement. The Company shall then have the right to purchase at any time within the thirty (30) days after delivery of such notice any of the shares not acquired by the Optionee directly from the Optionee's spouse at the same price and otherwise on the same terms that were available to the Optionee.

                  (c) The rights of the Optionee and the Company pursuant to this Section 14 are hereinafter referred to as the "REPURCHASE RIGHTS UPON MARITAL DISSOLUTION".

            14.2. EFFECT ON RIGHT OF FIRST REFUSAL. The Right of First Refusal set forth in Section 12 above shall apply to any gift of shares acquired upon exercise of the Option made by the Optionee to the Optionee's spouse at the time of any such gift, but shall not apply in the case of any award of shares to the Optionee's spouse pursuant to a court decree or property settlement or, at the time of any dissolution of the Optionee's marriage or marital separation, with respect to shares transferred by the Optionee by gift to the spouse prior to the dissolution, all of which transfers shall be subject to the Repurchase Rights Upon Marital Dissolution.

            14.3. OWNERSHIP CHANGE EVENT. Consideration consisting of stock of a Participating Company received pursuant to an Ownership Change Event with respect to shares acquired upon exercise of the Option shall remain subject to the Repurchase Rights Upon Marital Dissolution unless the provisions in Section
14.4 below result in a termination of such rights.

            14.4. EARLY TERMINATION OF REPURCHASE RIGHTS UPON MARITAL DISSOLUTION. The other provision of this Section 14 notwithstanding the foregoing, the Repurchase Rights Upon Marital Dissolution shall terminate and no further force and effect upon (a) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent options for the Acquiring Corporation's stock for the Option, or (ii) the existence of a public market, as defined in Section

12.9 above, for the class of shares subject to the Repurchase Rights Upon Marital Dissolution.

      15. SPOUSAL CONSENT. If the Optionee is married on the date of this Option Agreement, the Optionee's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Option or the shares issuable upon the exercise thereof that do not otherwise exist by operation of law or the agreement of the parties. If the Optionee should marry or remarry subsequent to the date of this Option Agreement, the Optionee shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Option Agreement by signing an additional Consent of Spouse in the form of Exhibit A. Failure to provide an additional Consent of Spouse shall be treated as a transfer of all the shares previously acquired by the Optionee upon the exercise of the Option, if any, to such spouse and trigger the Company's Right of First Refusal under Section 12 above.

      16.   APPRAISAL.

      In the case of (a) the Company's exercise of its Right of First Refusal pursuant to Section 12 above with respect to a bona fide gift or involuntary transfer referred to therein, or (b) the Optionee's or Company's exercise their Repurchase Rights Upon Marital Dissolution pursuant to Section 14 above, if the Objecting Party (as defined below) disagrees with the valuation determined by the Board, the Objecting Party may, by giving written notice to the Company within ten (10) days after being informed of the valuation, request that the value of shares at issue be determined by an independent appraiser to be selected by the Company. The Company shall select an appraiser to determine the value of each share within twenty (20) days after the Company's actual receipt of the Objecting Party's notice disputing the valuation determined by the Board. Such appraiser shall be subject to approval of the Objecting Party, which approval the Objecting Party shall not unreasonably withhold or delay. The Objecting Party's approval or refusal to approve the appraiser must be given before the appraiser announces valuation. The value of such shares, as determined by the appraiser, shall be conclusively binding on all of the parties concerned. The expenses of the appraisal shall be borne equally to the Company and the Objecting Party. Any time required to resolve a valuation dispute shall be added to the time periods in which the Company may exercise its rights under Sections 12, and 14 above. As used in this Section 16, the term "Objecting Party" means the Optionee or, in the case of this Section 14 above only, the Optionee's Spouse.

      17.   STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.

      If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Right Upon Marital Dissolution and any security interest held by the Company with the same force and effect as the shares subject to the Unvested Share Repurchase Option, the Right of

First Refusal, the Repurchase Right Upon Marital Dissolution, and such security interest immediately before such event.

      18.   LEGENDS.

      The Company may at any time place legends referencing the Unvested Share Repurchase Option, the Right of First Refusal, and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

            18.1. "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

            18.2. "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

            18.3. "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

            18.4. "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE RIGHT UPON MARITAL DISSOLUTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

      19.   PUBLIC OFFERING.

      The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.

      20.   RESTRICTIONS ON TRANSFER OF SHARES.

      No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Option Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

      21.   BINDING EFFECT.

      Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      22.   TERMINATION OR AMENDMENT.

      The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

      23.   NOTICES.

      Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

      24.   INTEGRATED AGREEMENT.

      This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein and therein and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

      25.   APPLICABLE LAW.

      This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                     CALICO TECHNOLOGY, INC.

                                     By:

                                     Title:

                                     Address: 4 North Second Street, Suite 1350
                                              San Jose, CA 95113

      The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11 and the Right of First Refusal set forth in
Section 12, and the Repurchase Right Upon Marital Dissolution set forth in
Section 14 and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

                                        OPTIONEE


Date:


                                        Optionee's Address:

                                    EXHIBIT A

                                CONSENT OF SPOUSE

     The undersigned, being the spouse of ____________ does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement. The undersigned is aware that Section 14 provides my spouse and the Company the option to purchase all of the shares of stock acquired by my spouse upon the exercise of the Option (the "SHARES") of which I may become possessed as a result of a gift from my spouse or a court decree or any property settlement in any domestic litigation.

      I hereby agree that my interest, if any, in the Shares will be irrevocably bound by the Option Agreement and further understand and agree that any community property interest that I may have in the Shares will be similarly bound by the Option Agreement.

      I agree to the sale and the purchase described in Section 14 of the Option Agreement and I hereby consent to the sale of the Shares by my spouse or my spouse's legal representative in accordance with the provisions of this Option Agreement. Further, as part of the consideration for the Option Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of said shares of my spouse, then my spouse and the Company will have the same rights against my legal representative to purchase any interest of mine in the Shares as they would have had pursuant to
Section 14 of the Option Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

      I AM AWARE THAT THE LEGAL, FINANCIAL AND RELATED MATTERS CONTAINED IN THE OPTION AGREEMENT ARE COMPLEX AND THAT I AM FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT TO THIS CONSENT. I HAVE EITHER SOUGHT SUCH GUIDANCE OR COUNSEL OR DETERMINED THAT AFTER REVIEWING THE OPTION AGREEMENT CAREFULLY THAT I WAIVE SUCH RIGHT.


Dated:
                                        Signature


                                        Name printed

                                                  Date: ________________________


                             IMMEDIATELY EXERCISABLE

                            NONSTATUTORY STOCK OPTION

                                 EXERCISE NOTICE


Calico Technology, Inc.
4 North Second Street, Suite 1350
San Jose, CA 95113

Attention: Chief Financial Officer

Ladies and Gentlemen:

      1. Exercise of Option. I was granted a nonstatutory stock option (the "OPTION") to purchase shares of the common stock of Calico Technology, Inc. (the "COMPANY") on ___________________, 19___, pursuant to the Company's 1997 Stock Option Plan (the "PLAN") and pursuant to the Immediately Exercisable Nonstatutory Stock Option Agreement dated __________________, 19___ (the "OPTION AGREEMENT"). The Grant Number of the Option is _____________. I hereby elect to exercise the Option as to a total of __________________ shares of the common stock of the Company (the "SHARES"), of which ________________ are Vested Shares and ______________ are Unvested Shares as determined in accordance with the Option Agreement.

      2. Payments. Enclosed herewith is full payment in the aggregate amount of $_____________ (representing $_______ per share) for the Shares in the manner set forth in the Option Agreement. I authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any.

      3. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option, the Right of First Refusal and the Repurchase Right Upon Marital Dissolution set forth therein, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the my heirs, executors, administrators, successors and assigns. I agree to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by me, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company's standard Joint

Escrow Instructions, an executed copy of which I have delivered herewith.

      4. Transfer. I am aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

      My address of record is:

      _______________________________________________________________

      _______________________________________________________________

      My Social Security Number is:

      __________________________________________

      5. Election Under Section 83(b) of the Code. I understand and acknowledge that if I am exercising the Option to purchase Unvested Shares (i.e., shares that remain subject to the Company's Unvested Share Repurchase Option), that I should consult with my tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date on which I exercise the Option.

      I acknowledge that I have been advised to consult with a tax advisor prior to the exercise of the Option regarding the tax consequences to me of exercising the Option. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH I PURCHASE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. I ACKNOWLEDGE THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS MY SOLE RESPONSIBILITY, EVEN IF I REQUEST THE COMPANY OR ITS REPRESENTATIVES TO FILE SUCH ELECTION ON MY BEHALF.

      I understand that I am purchasing the Shares pursuant to the terms of the Calico Technology, Inc. 1997 Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.

                                        Very truly yours,

                                        ------------------------------------
                                        (Signature)

                                        ------------------------------------
                                        (Optionee's Name Printed)

Receipt of the above is hereby acknowledged.

CALICO TECHNOLOGY, INC.

By:

Title:

                              CALICO COMMERCE, INC.

                          NOTICE OF STOCK OPTION GRANT

      _______________ (the "OPTIONEE") has been granted an option (the "OPTION") to purchase shares of the Common Stock of Calico Commerce, Inc. (the "COMPANY") pursuant to this Notice of Stock Option Grant, the Company's Amended 1997 Stock Option Plan (the "PLAN") and a form of Stock Option Agreement (the "OPTION AGREEMENT"), the provisions of each of which are incorporated herein by reference. The following terms shall have their respective meanings as set forth below or in the Plan.

      DATE OF OPTION GRANT:

      NUMBER OF OPTION SHARES:

      EXERCISE PRICE:               $      per share

      INITIAL VESTING DATE:         The date occurring one (1) year
                                    after _________________

      OPTION EXPIRATION DATE:       The date ten (10) years after the Date of
                                    Option Grant.

      TAX STATUS OF OPTION:         Stock Option. (Enter "Incentive" or
                                    "Nonstatutory." If blank, this Option will be a Nonstatutory Stock Option.)

      VESTED SHARES: The number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the "VESTED RATIO" determined as of such date as follows:

            (i) Prior to the Initial Vesting Date, the Vested Ratio shall be zero.

            (ii) On the Initial Vesting Date, the Vested Ratio shall be increased by 1/4, provided the Optionee's Service has not terminated prior to such date.

            (iii) For each full month of the Optionee's continuous Service after the Initial Vesting Date, the Vested Ratio shall be increased by 1/48 until the Vested Ratio is 1/1.

      The Optionee represents that he/she is familiar with the terms and provisions of the Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Option. The Optionee acknowledges receipt of a copy of the Plan.

OPTIONEE                                CALICO COMMERCE, INC.

                                        By:

Optionee's signature                    Its:

Address: ________________________                  Address:

_________________________________

_________________________________

_________________________________

Attachments:  Amended 1997 Stock Option Plan
              Stock Option Agreement